Exhibit 99.4

CERTIFICATE PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report (the “Report”) on the Form 10-Q of Grosvenor Explorations Inc. (the “Company”) for the three months ended September 30, 2008 and for the period from May 25, 2005 (date of inception) to September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof, I, Rizanina Raneses, Chief Accounting Officer, Chief Financial Officer and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1.    The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2.     The information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

  October 27 , 2008                                                           RIZANINA G. RANESES
                Rizanina G. Raneses
       Chief Accounting Officer,
Chief Financial Officer and Director